Exhibit 10.11

THIS WARRANT AND THE NETLOGIC MICROSYSTEMS, INC. SHARES WHICH MAY BE RECEIVED PURSUANT TO THE EXERCISE OF THIS WARRANT (“SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

No. W-

WARRANT TO PURCHASE COMMON STOCK

THIS CERTIFIES THAT, for the purchase price of $                 paid and received,                                     (the “Purchaser”) is entitled to subscribe for and purchase from NetLogic Microsystems, Inc., a Delaware corporation (the “Company”), up to                              fully paid and nonassessable shares (the “Warrant Shares”) of Common Stock, $0.001 par value per share, of the Company (“Common Stock”) at an exercise price equal to $0.50 per share (the “Exercise Price”), subject to the provisions and upon the terms and conditions hereinafter set forth.

1. Method of Exercise; Payment.

(a) Exercise Period. The purchase rights represented by this Warrant may be exercised by the Purchaser during the term of this Warrant (as set forth in Section 10), in whole or in part, at any time after the Commencement Date (as defined in Section 10), by the surrender of this Warrant (with the notice of exercise form (the “Notice of Exercise”) attached hereto as Attachment 1 duly executed) at the principal office of the Company.

(b) Cash Exercise. This Warrant may be exercised by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of Warrant Shares being purchased, at the election of the Purchaser, by wire transfer or certified check payable to the order of the Company. The person or persons in whose name(s) any certificate(s) representing Warrant Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Warrant Shares represented thereby (and such Warrant Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

(c) Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 1(b) above, the Purchaser may elect to receive a number of Warrant Shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with Notice of Exercise indicating the method of exercise. In such event, the Company shall issue to the Purchaser that number of Warrant Shares computed using the following formula:

X=	Y (A-B)
A

Where X = the number of Warrant Shares to be issued to the Purchaser;

    Y = the number of Warrant Shares subject to the Warrant (or the portion thereof being canceled);

    A = the fair market value of one Warrant Share (at the date of such calculation); and

    B = the Exercise Price (as adjusted to the date of such calculation).

(d) Fair Market Value. For purposes of this Section 1, the fair market value of one Warrant Share shall mean:

(i) The closing price for the Common Stock as reported on the NASDAQ Stock Market (or on any national securities exchange or other established market on which the Common Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported; or

(ii) If the Common Stock is not traded on the NASDAQ Stock Market (or on any national securities exchange or other established market), fair market value of a Warrant Share shall be agreed to by the parties hereto. If the parties cannot agree on the fair market value within five business days of delivery of the Notice of Exercise, the Board of Directors of the Company (the “Board”) shall determine in good faith the fair market value of a Warrant Share; provided, however, that the fair market value of a Warrant Share shall be no lower than the price at which the Company last sold its Common Stock or the exercise price of its last granted options, whichever occurs later. Receipt and formal acknowledgment by a duly authorized representative of the Purchaser of the Warrant Shares issued upon exercise of this Warrant by the Purchaser shall be conclusively deemed to be an acknowledgment and acceptance of any such fair market value determination by the Board as the final and binding determination of such value for purposes of this Warrant.

(e) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased shall be delivered to the Purchaser within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Purchaser within such time.

2. Stock Fully Paid; Reservation of Shares. All of the Warrant Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the aggregate Exercise Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges with respect to the issuance thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

3. Adjustment of Exercise Price and Number of Shares. Subject to the provisions of Section 10, the number and kind of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) Reclassification. In case of any reclassification or capital reorganization of the Warrant Shares (other than a change in par value, or as a result of a subdivision or combination), the Company shall execute a new warrant, providing that the holder of this Warrant shall have the right to exercise such new warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the Warrant Shares theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property as would be payable for the Warrant Shares issuable upon exercise of this Warrant as if such Warrant Shares were outstanding immediately prior to such reclassification or reorganization.

(b) Stock Splits, Dividends and Combinations. In the event that the Company shall at any time subdivide the outstanding shares of Warrant Shares, or shall issue a stock dividend on its outstanding shares of Warrant Shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Warrant Shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

4. Notices.

(a) Upon any adjustment of the Exercise Price and any increase or decrease in the number of Warrant Shares purchasable upon the exercise of this Warrant in accordance with Section 3, then, and in each such case, the Company, within 30 days thereafter, shall give written notice thereof to the Purchaser at the address of such Purchaser as shown on the books of the Company, which notice shall be signed by the Company’s Chief Financial Officer and state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Warrant Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each and the factors upon which such calculations are based.

(b) Any notice, demand, request or communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or facsimile or electronic transmission (with a confirmation copy by regular, certified or overnight mail), addressed or sent, as the case may be, (i) if to a Purchaser, to such Purchaser’s residence address, facsimile number or electronic mail address last filed with the Company and (ii) if to the Company, to 450 National Avenue, Mountain View, CA 94043, Attention: Mr. Ronald Jankov, Facsimile: (650) 961-1092, rjankov@netlogicmicro.com, or such other address as the Company shall have furnished to such Purchaser in writing. Notices to the Company’s legal counsel should be sent to Bingham McCutchen LLP, 1900 University Avenue, East Palo Alto, CA 94303, Attention: Alan B. Kalin, Esq., Facsimile: (650) 849-4800, alan.kalin@bingham.com. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; (iii) in the case of facsimile transmission, when confirmed by facsimile machine report; and (iv) in the case of electronic mail, when directed to an electronic mail address at which the receiving party has consented to receive notice, provided, that such consent is deemed revoked if the sender is unable to deliver by electronic transmission two consecutive notices and such inability becomes known to the Company.

5. Other Notices. If at any time:

(a) the Company shall declare any cash dividend upon its Common Stock;

(b) the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

(c) there shall be any capital reorganization or reclassification of the capital stock of the Company;

(d) there shall be any Change of Control Transaction (as defined in the Note and Warrant Purchase Agreement, dated March 18, 2004, by and among the Company and the other parties thereto (the “Purchase Agreement”));

(e) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

(f) there shall be any Qualified Offering (as defined in the Purchase Agreement);

then, in any one or more of said cases, the Company shall give to the Purchaser, by any of the methods of notice as described in Section 4, (x) at least 10 days’ prior written notice of the date on which the books of the Company shall close or a record shall be taken for determining rights to vote in respect of any such reorganization, reclassification, Change of Control Transaction, dissolution, liquidation or winding-up, and (y) in the case of any such reorganization, reclassification, Change of Control Transaction, dissolution, liquidation, winding-up or Qualified Offering, at least 10 days’ prior written notice of the date when the same shall take place; provided, however, that the Purchaser shall make a best efforts attempt to respond to such notice as early as possible after the receipt thereof; and provided further that the Company shall be required to give prior written notice at least 10 days in advance of any action contemplated by clauses (a), (b) and (f) above. Any notice given in accordance with the foregoing sentence shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Warrant Shares shall be entitled thereto. Any notice given in accordance with the foregoing clause (y) shall also specify the date on which the holders of Warrant Shares shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such reorganization, reclassification, Change of Control Transaction, dissolution, liquidation, winding-up, conversion or Qualified Offering, as the case may be.

6. Transfer of Warrant. This Warrant may only be transferred in compliance with federal and state securities laws and, except as provided below, may not be transferred except with the prior written consent of the Company, which shall not be unreasonably withheld or delayed, and any purported transfer without such prior written consent shall be null and void; provided, however, that the Company may withhold its consent to the transfer or assignment of this Warrant to any person or entity who is deemed to be a competitor or prospective competitor of the Company, such determination to be made in the reasonable judgment of the Board. Notwithstanding the foregoing, Purchaser may freely transfer this Warrant or portion thereof to (i) subsidiaries, affiliates, members or partners of the Purchaser, or (ii) an investment bank or other underwriting institution in connection with an underwritten Public Offering of the Company’s securities.

7. Condition to Exercise of Warrant. Each certificate evidencing the Warrant Shares issued upon exercise of this Warrant shall be stamped or imprinted with a legend substantially in the following form:

THE NETLOGIC MICROSYSTEMS, INC. SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

8. Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

9. Rights of Stockholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Warrant Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

10. Expiration of Warrant. This Warrant shall become exercisable from and after the first anniversary of the date hereof (the “Commencement Date”) and shall expire and no longer be exercisable on or after the earliest of (i) 5:00 p.m., San Francisco, California local time, on the date that is three (3) years after the Commencement Date, (ii) the closing date of a Qualified Offering, or (iii) the closing date of a Change of Control Transaction. Notwithstanding the foregoing, if either of the events described in clause (ii) or (iii) shall occur prior to the Commencement Date, this Warrant shall become exercisable, subject to the consummation of such event, from and after the date that the holder hereof receives notice of such event pursuant to Section 5 and shall expire and no longer be exercisable on or after the closing date of such event.

11. Miscellaneous.

(a) This Warrant is being delivered in the state of California and shall be construed and enforced in accordance with and governed by the laws of such State, without regard to any conflict of laws principles.

(b) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

(c) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Warrant Shares issued or issuable upon the exercise hereof.

(d) This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

(e) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at the warrant holder’s expense will execute and deliver to the holder of record, in lieu thereof, a new Warrant of like date and tenor.

(f) This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Purchaser.

(g) Receipt of this Warrant by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Issued this 18th day of March, 2004.

NETLOGIC MICROSYSTEMS, INC.

By:

Ronald S. Jankov
President and Chief Executive Officer

ATTACHMENT 1

NOTICE OF EXERCISE

TO:	NetLogic Microsystems, Inc.

450 National Avenue

Mountain View, California 94043

1. The undersigned hereby elects to purchase                              [leave blank if you choose alternative No. 2 below]                      shares of Common Stock of NetLogic Microsystems, Inc. pursuant to the terms of Section 1(b) of the Warrant to Purchase Common Stock dated March 18, 2004 (the “Warrant”), and tenders herewith payment of the purchase price of such shares in full.

2. In lieu of exercising the attached Warrant pursuant to the terms of Section 1(b) thereof, the undersigned hereby elects to effect the net issuance provision of Section 1(c) of the Warrant and receive [leave blank if you choose Alternative No. 1 above]                      shares of Common Stock pursuant to the terms of the Warrant.

Initial here if the undersigned elects this alternative No. 2.

3. Please issue a certificate or certificates representing said                      shares of Common Stock in the name of the undersigned or in such other name as is specified below:

Name:	_____________________________________________________

Address:

4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares, and that all representations and warranties of the undersigned set forth in Section 8 of the Note and Warrant Purchase Agreement, dated March 18, 2004, as amended from time to time, are true and correct as of the date hereof.

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